 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 18, 2020

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

(303) 595-3331
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	DCP	New York Stock Exchange
7.875% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRB	New York Stock Exchange
7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 18, 2020, DCP Midstream, LLC (“DCP Midstream”), the owner of DCP Midstream GP, LLC (the “General Partner”), the general partner of the general partner of DCP Midstream, LP (the “Partnership”), appointed Heather Crowder to a vacancy on the Board of Directors (the “Board”) of the General Partner to serve as a representative of Phillips 66. Ms. Crowder has not been appointed to any committee of the Board at this time.

Ms. Crowder currently serves as Vice President and General Tax Officer for Phillips 66. Before joining Phillips 66 in January 2018, Ms. Crowder served as managing tax counsel, corporate, for five years at ConocoPhillips. Prior to that, she worked 15 years at KPMG where she became a tax partner.

Ms. Crowder will not receive compensation for serving on the Board other than through her employment with Phillips 66. Since the beginning of the Partnership's last fiscal year, Ms. Crowder and her immediate family members do not have any direct or indirect material interest in any existing or proposed transaction, arrangement, or relationship with the General Partner or the Partnership or any director or executive officer of the General Partner or immediate family member thereof in which the amount involved exceeds $120,000.

DCP Midstream owns 100% of the General Partner, which allows it to control the Partnership, and also owns approximately 57% of the Partnership. DCP Midstream is a joint venture equally owned by Enbridge and Phillips 66. For relationships among the Partnership, the General Partner, and DCP Midstream and its affiliates, see Item 13 “Certain Relationships and Related Transactions, and Director Independence”, which is incorporated herein by reference from the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020	DCP MIDSTREAM, LP

By: DCP MIDSTREAM GP, LP
its general partner

By: DCP MIDSTREAM GP, LLC
its general partner

By: /s/ Kamal Gala
Kamal Gala
Corporate Secretary